Exhibit 10.4.8
WAIVER AGREEMENT TO NOTE AND EQUITY PURCHASE AGREEMENT
     THIS WAIVER AGREEMENT TO NOTE AND EQUITY PURCHASE AGREEMENT (this “Waiver”) is made and entered into as of June 15, 2009 by and among GLOBAL DOSIMETRY SOLUTIONS, INC., a Delaware corporation (the “Company”), the securities purchasers that are now and hereafter at any time parties thereto, the securities purchasers that are now and hereafter at any time parties hereto and are listed in Annex A (or any amendment or supplement thereto) attached hereto (each a “Purchaser” and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as administrative and collateral agent for Purchasers (in such capacity “Agent”).
RECITALS
     WHEREAS, the Company, Agent and the Purchasers are parties to that certain Amended and Restated Note and Equity Purchase Agreement, dated as of November 10, 2004 (as amended from time to time, the “Purchase Agreement”), pursuant to which the Purchasers purchased Notes issued by the Company;
     WHEREAS, as part of a project to change the corporate names of the operating companies within the Mirion corporate group, the Company has changed, or will change, its corporate name to Mirion Technologies (GDS), Inc.;
     WHEREAS, as part of efforts to ensure consistency in the financial statements of Mirion Technologies, Inc. (“Mirion”) and the Company, which is indirectly wholly owned by Mirion, the Company has changed, or may change, its Fiscal Year to end on June 30th of each year and the Company, Purchaser and Agent now desire to memorialize the Purchasers’ waiver and consent for such change;
     WHEREAS, Agent and Purchasers have agreed to waive sections of the Purchase Agreement with respect to the above matters, as set forth and subject to the terms and conditions in this Waiver;
     NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth, and intending to be legally bound hereby, covenant and agree as follow:
ARTICLE 1
WAIVERS TO PURCHASE AGREEMENT
     1.1 Waiver with Respect to Name Changes.
          1.1.1 Waiver of Notice Period for Changed or Additional Business Names. The Purchasers hereby waive the Company’s obligations and the Purchasers’ rights, solely with respect to the Company’s obligations to provide at least 30 days advance written notice of a change to its corporate name and establishment of additional trade names, under the Purchase Agreement, including without limitation Section 7.2(o), and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
          1.1.2 Waiver of the Company’s Covenants Not to Amend Charter Documents or Bylaws. The Purchasers hereby waive the Company’s obligations and Purchasers’ rights under the Purchase Agreement, solely with respect to amendments, modifications, termination or waiver of Charter Documents or Bylaws in connection with the Company’s change to its corporate name, including without limitation Section 7.2(j) of the Purchase Agreement, and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
     1.2 Waiver of Fiscal Year Covenant. The Purchasers hereby waive the Company’s obligations and Purchasers’ rights, solely with respect to the Company’s change to its Fiscal Year to end on June 30th of each year, under the Purchase Agreement, including without limitation Section 7.2(m), and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
     1.3 Waiver of Board of Directors Covenant. The Purchasers hereby waive the Company’s obligations and Purchasers’ rights under Section 7.1(i), solely with respect to the requirement that the Company’s Board of Directors hold a meeting at least once per calendar quarter, and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
ARTICLE 2
AMENDMENTS
     2.1 Amendment with Respect to Name Change. All references to “Global Dosimetry Solutions, Inc.” in the Purchase Agreement (and in all other provisions of the Transaction Documents) shall be replaced with “Mirion Technologies (GDS), Inc.” upon completion.
     2.2 Amendment with respect to Board of Directors Covenant. Section 7.1(i) is hereby amended and restated in its entirety to read as follows:
               “(i) Intentionally deleted.”
     2.3 Amendment with respect to Fiscal Year Covenant. Section 7.2(m) is hereby amended by replacing the words “April 30” with “June 30.”
ARTICLE 3
EFFECT OF WAIVER
     3.1 No Waiver or Novation. Except for the waivers and amendments contemplated by this Waiver, the execution, delivery and effectiveness of this Waiver shall not (i) operate as a waiver of any future Event of Default, right, power or remedy of the Purchasers, whether created by contract, at law or in equity, (ii) constitute a waiver of, or consent to and departure from, any provision of the Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith (the “Note Documents”), or (iii) be construed and/or deemed to be a satisfaction, novation, cure, modification, amendment or release of the Notes, the Purchase Agreement or the other Note Documents.
     3.2 Ratification. Except as expressly modified hereby, the Purchase Agreement and all other Note Documents, shall remain in full force and effect, and are hereby ratified and confirmed.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
     4.1 Representations and Warranties. The Company represents and warrants to Agent and the Purchasers that (a) it has full power and authority to execute and deliver this Waiver and to perform its obligations hereunder, (b) upon the execution and delivery hereof, this Waiver will be valid, binding and enforceable against the Company in accordance with its terms and (c) the Company has no defense, counterclaim or offset with respect to the Agreement or the Notes.
ARTICLE 5
CONDITIONS PRECEDENT
     5.1 Conditions Precedent. The effectiveness of this Waiver is subject to Agent’s receipt from the Company, on or before the date hereof, of an original of this Waiver, duly executed, and delivered in a manner satisfactory to Agent.
ARTICLE 6
AGENT FEES
     6.1 Agent’s Fees and Expenses. The Company shall pay or cause to be paid to Agent or its designee a fee in the amount of $3,000 in consideration for the negotiation of the Waiver.
ARTICLE 7
MISCELLANEOUS
     7.1 Affirmations. The Company hereby: (i) affirm all the provisions of the Purchase Agreement, as modified by this Waiver, and all the provisions of each of the other Transaction Documents, (ii) agree that the terms and conditions of the Purchase Agreement, as modified by this Waiver, and all other Transaction Documents, as modified by the Waiver, shall continue in full force and effect, and (iii) except as specifically referenced herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of ACFS or the Purchasers, nor constitute a waiver of any provision of the Agreement or any documents and instruments delivered pursuant to or in connection therewith.
     7.2 Governing Law. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws.
     7.3 Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Waiver, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Waiver.
     7.4 Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.
     7.5 Counterparts. This Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.
     7.6 Severability. Whenever possible, each provision of this Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Waiver is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Waiver.
     7.7 Facsimile Signatures. This Waiver may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.
     7.8 Integration. This Waiver, the Purchase Agreement and the other Transaction Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.
     7.9 Defined Terms. Capitalized terms used in this Waiver and not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.
     7.10 No Third Party Beneficiaries. The terms and provisions of this Waiver shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Waiver.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the day and year first above written.

COMPANY: GLOBAL DOSIMETRY SOLUTIONS, INC.
By:	/s/ Seth B. Rosen
	Name:	Seth B. Rosen
	Title:	Secretary

[Signature Page 1 of 2 to GDS Waiver]

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Vice President

PURCHASERS: AMERICAN CAPITAL, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2005-1
By:	AMERICAN CAPITAL, LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2006-1
By:	AMERICAN CAPITAL, LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2007-1
By:	AMERICAN CAPITAL, LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2007-2
By:	AMERICAN CAPITAL, LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director
[Signature Page 2 of 2 to GDS Waiver]

ANNEX A
INFORMATION RELATING TO PURCHASERS
Name and Address of Purchasers
AMERICAN CAPITAL, LTD.
2 Bethesda Metro Center
14th Floor
Bethesda, MD 20814
ACAS BUSINESS LOAN TRUST 2005-1
ACAS BUSINESS LOAN TRUST 2006-1
ACAS BUSINESS LOAN TRUST 2007-1
ACAS BUSINESS LOAN TRUST 2007-2
c/o American Capital, Ltd., as Servicer
2 Bethesda Metro Center
14th Floor
Bethesda, MD 20814